UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): November 16, 2007

AVP, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)
005-79737	98-0142664
(Commission File Number)	(IRS Employer Identification No.)
6100 Center Drive, Suite 900, Los Angeles, CA	90045
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(310) 426-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors, Appointment of  Certain Officers; Compensatory Arrangements of Certain Officers.

Effective at the close of business on November 30, 2007, Bruce Binkow will resign as a member of the Board of Directors of AVP, Inc., as an employee of AVP Pro Beach Volleyball Tour, Inc., as a member of the Board of Directors or employee of any other AVP, Inc. affiliates, and in any other capacity in which Mr. Binkow might serve in any company related to AVP, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVP, INC.

By:	/s/ Thomas Torii
Name: Thomas Torii
Title: Interim Chief Financial Officer

Dated: November 16, 2007